Exhibit 10.3

CONFORMED COPY

CREDIT SUISSE AG CREDIT SUISSE SECURITIES (USA) LLC Eleven Madison Avenue New York, NY 10010	MORGAN STANLEY SENIOR FUNDING, INC. 1585 Broadway New York, NY 10036	BARCLAYS BANK PLC 745 Seventh Avenue New York, NY 10019

DEUTSCHE BANK SECURITIES INC. DEUTSCHE BANK AG NEW YORK BRANCH 60 Wall Street New York, NY 10005	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED BANK OF AMERICA, N.A. One Bryant Park New York, NY 10036	GOLDMAN SACHS LENDING PARTNERS LLC 200 West Street New York, NY 10282

CITIGROUP GLOBAL MARKETS LIMITED CITIBANK N.A., LONDON BRANCH Citigroup Centre 33 Canada Square London UNITED KINGDOM E14 5LB	COÖPERATIEVE CENTRALE RAIFFEISEN- BOERENLEENBANK B.A., LONDON BRANCH Thames Court One Queenhithe London UNITED KINGDOM EC4V 3RL

CONFIDENTIAL

March 10, 2015

NXP B.V.

High Tech Campus 60

5656 AG Eindhoven

The Netherlands

Telephone: +31 (0)40 27 28154

Fax: +31 (0)40 27 26512

Email: Luc.de.dobbeleer@nxp.com

Attention: Luc de Dobbeleer, Senior Vice President & Group Treasurer

Project Quick

Joinder to Commitment Letter

Reference is hereby made to the following agreements:

(a) the Commitment Letter dated March 1, 2015 (including the exhibits and other attachments thereto, the “Commitment Letter”) between Credit Suisse AG (acting through such of its affiliates or branches as it deems appropriate, but without release thereby of its obligations thereunder, “CS”), Credit Suisse Securities (USA) LLC (“CS Securities” and, together with CS and their respective affiliates, “Credit Suisse”, the “Initial Commitment Parties”, “we” or “us”) and NXP B.V. (“you”); and

(b) the Fee Letter dated as of March 1, 2015 (the “Facilities Fee Letter”), by and among the Initial Commitment Parties and you.

Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Commitment Letter or the Facilities Fee Letter, as applicable.

1. Appointment; Additional Initial Lenders

You hereby appoint each of (i) Morgan Stanley Senior Funding, Inc. (“MS”), Barclays Bank PLC (“Barclays”), Deutsche Bank Securities Inc. (“DBSI”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”) to act (and each of MS, Barclays, DBSI and MLPFS hereby agrees to act, together with the other Lead Arrangers appointed pursuant to the Commitment Letter) as joint lead arranger and joint bookrunner for the Facilities (each, an “Additional Arranger,” and collectively, the “Additional Arrangers”) and (ii) Goldman Sachs Lending Partners LLC (“GSLP”), Citigroup Global Markets Limited (“CGML”) and Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., London Branch (“Rabobank”) to act (and each of GSLP, CGML and Rabobank hereby agrees to act) as co-managers for the Facilities (each, a “Co-Manager”, and collectively, “Co-Managers”). Each Additional Arranger shall be a “Lead Arranger” under the Commitment Letter. The parties hereto agree (a) that the aggregate commitments in respect of the Revolving Facility shall be $600 million (and each reference in the Commitment Letter, including the Exhibits thereto, to the total aggregate principal amount of the commitments in respect of the Revolving Facility being $500 million is hereby amended accordingly); (b) to allocate the commitments in the Tranche B-1 Term Facility in the respective percentages set forth opposite its name under the heading “Tranche B-1 Term Facility” on Annex A to this letter agreement to each of MS, Barclays, Deutsche Bank AG New York Branch (“DBNY” and, together with DBSI, “DB”), Bank of America, N.A. (“Bank of America” and, together with MLPFS, “BAML”), GSLP, Citibank N.A., London Branch (“Citibank London” and, together with CGML, “Citibank”) and Rabobank, respectively; the commitments in the Tranche B-2 Term Facility in the respective percentages set forth opposite its name under the heading “Tranche B-2 Term Facility” on Annex A to each of MS, Barclays, DBNY, Bank of America, GSLP, Citibank and Rabobank, respectively; and the commitments in the Revolving Facility in the respective amounts set forth opposite its name under the heading “Revolving Facility” on Annex A to each of MS, Barclays, DBNY, Bank of America, GSLP, Citibank and Rabobank, respectively; (c) to reduce each of the corresponding commitments in each of the Term Facilities and the Revolving Facility of the Initial Commitment Parties to the percentage or amount, as applicable, set forth opposite its name for such Facility on Annex A and (d) to appoint each of MS, Barclays, DBNY, Bank of America, GSLP, Citibank and Rabobank as Initial Lenders (each an “Additional Initial Lender” and, collectively, the “Additional Initial Lenders” and, together with the Additional Arrangers and the Co-Managers, the “Additional Commitment Parties”). Each of MS, Barclays, DB, BAML, GSLP, Citibank and Rabobank shall be an “Additional Commitment Party” under the Commitment Letter and the Facilities Fee Letter, and the execution of this letter agreement constitutes the appointment of an Additional Commitment Party referred to in the Commitment Letter. Each of the Initial Commitment Parties hereby agrees to the terms of this letter agreement.

2. Agreement of Additional Initial Lenders to Be Bound; Titles; Etc. By execution hereof, the parties hereto agree that (a) each of MS, Barclays, DBNY, Bank of America, GSLP, Citibank and Rabobank hereby commits to provide the percentage or the amount, as applicable of the commitments in the Tranche B-1 Term Facility, the commitments in the Tranche B-2 Term Facility and the commitments in the Revolving Facility, in each case as set forth opposite its name on Annex A for such Facility, and that each such commitment, including any commitment of the Initial Commitment Party, is several and not joint and (b) each Additional Commitment Party agrees to be and shall be bound by the terms and conditions, subject to all commitments and obligations and entitled to all of the rights and benefits of a “Lead Arranger” (in the case of each Additional Arranger), “Commitment Party” and “Initial Lender”

under the Commitment Letter and the Facilities Fee Letter as if such Additional Commitment Party were originally a party thereto (and all references therein to “we” or “us” shall include each Additional Commitment Party); provided that each Additional Commitment Party acknowledges that CS Securities shall have “left” placement in any and all marketing materials or other documentation used in connection with the Term Facilities. It is further understood that, other than as contemplated by the Commitment Letter and the Facilities Fee Letter (each, as amended by this letter agreement), and as otherwise agreed to by you, us and each Initial Commitment Party, no other titles may be given, or compensation paid, to lenders in respect of the Facilities.

Goldman Sachs Bank USA (“GS Bank”) or GSLP, as applicable, may assign its commitments and agreements under the Commitment Letter (as supplemented by this letter agreement), in whole or in part, to GSLP or GS Bank, as applicable, prior to the Closing Date and, in each case, any such assignment will relieve GS Bank or GSLP, as applicable, of its obligations set forth therein and herein. In connection with the syndication of the Facilities, any fees payable from the Term Facilities Arrangement Fee or the Revolving Facility Arrangement Fee, as applicable, to assignees and participants in connection with such syndication will reduce the Term Facilities Arrangement Fee or Revolving Facility Arrangement Fee, as applicable, payable to the Additional Commitment Party under the Facilities Fee Letter ratably with any reduction of the Term Facilities Arrangement Fee or Revolving Facility Arrangement Fee, as applicable, payable to Credit Suisse. It is agreed that the amendments to the Facilities Fee Letter set forth on Schedule I are hereby made. Each of the Additional Commitment Parties acknowledges that it has, independently and without any reliance upon any of Credit Suisse or any of its affiliates, or any of their respective officers, directors, employees, agents, advisors or representatives (collectively, “related persons”), and based on the financial statements of the Company and its affiliates and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into the commitment evidenced by this letter agreement. The Additional Commitment Parties further acknowledge that (i) no representation is made by Credit Suisse or any of its related persons in connection herewith, (ii) any information provided by Credit Suisse or any of its related persons in connection herewith is for informational purposes only, and (iii) Credit Suisse and its related persons shall have no obligation to update or supplement any information or otherwise provide additional information. It is agreed that the words “the Lead Arrangers holding (or which are affiliated with Initial Lenders holding) a majority of the aggregate amount of outstanding financing commitments in respect of the Term Facility on the date hereof (the “Majority Lead Arrangers”)” in item (v) of paragraph 5 of the Commitment Letter is hereby replaced with “the Initial Lenders holding (or Commitment Parties which are affiliated with Initial Lenders holding) a majority of the aggregate amount of outstanding financing commitments in respect of the Term Facility from time to time (the “Majority Lead Arrangers”)”.

3. Effect; Amendments; Governing Law; Etc. Except as specifically amended by this letter agreement, the Commitment Letter and the Facilities Fee Letter shall remain in full force and effect. This letter agreement shall be construed in connection with and form part of the Commitment Letter and the Facilities Fee Letter, as applicable, and any reference to any of the Commitment Letter and the Facilities Fee Letter shall be deemed to be a reference to the Commitment Letter and the Facilities Fee Letter, each as amended by this letter agreement. This letter agreement may not be amended or modified, or any provision hereof waived, except by an instrument in writing signed by the parties hereto. This letter agreement, the Commitment Letter and the Fee Letter set forth the entire agreement between the parties hereto and supersede all prior understandings, whether written or oral, between the parties hereto with respect to the matters herein and therein. This letter agreement shall be binding upon and shall inure to the benefit of the parties hereto and their successors and permitted assigns. This letter agreement and any claim, controversy or dispute arising under or related to this letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York. Each of the parties hereto hereby irrevocably and unconditionally (a) submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City in the Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this letter agreement or the transactions contemplated hereby, or for recognition or enforcement of any judgment, and agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York State or, to the extent permitted by law, in such Federal court, (b) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this letter agreement or the transactions contemplated hereby in any such New York State court or in any such Federal court and (c) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each of the parties hereto agrees to commence any such action, suit, proceeding or claim only in the United States District Court for the Southern District of New York or in the Supreme Court of the State of New York, New York County located in the Borough of Manhattan. Each of the parties hereto irrevocably waives the right to trial by jury in any action, proceeding, claim or counterclaim by or on behalf of any party related to or arising out of this letter agreement or the performance of services hereunder. It is further agreed that this letter agreement and its contents are subject to the confidentiality provisions set forth in the Commitment Letter.

[Signature Pages Follow]

This letter agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together will constitute one and the same instrument. Delivery of an executed signature page of this letter agreement by facsimile or other electronic transmission (i.e., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof.

Very truly yours,

CREDIT SUISSE SECURITIES (USA) LLC

By:	/s/ JEB SLOWIK
Name: JEB SLOWIK
Title: Managing Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ BILL O’DALY
Name: BILL O’DALY
Title: Authorized Signatory

By:	/s/ SEAN MACGREGOR
Name: SEAN MACGREGOR
Title: Authorized Signatory

Morgan Stanley Senior Funding, Inc.

By:	/s/ REAGAN PHILIPP
Name: REAGAN PHILIPP
Title: Authorized Signatory

BARCLAYS BANK PLC

By:	/s/ JEAN-FRANCOIS ASTIER
Name: JEAN-FRANCOIS ASTIER
Title: Managing Director

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ NICHOLAS HAYES
Name: NICHOLAS HAYES
Title: Managing Director

By:	/s/ IAN DORRINGTON
Name: IAN DORRINGTON
Title: Managing Director

DEUTSCHE BANK SECURITIES INC.

By:	/s/ NICHOLAS HAYES
Name: NICHOLAS HAYES
Title: Managing Director

By:	/s/ IAN DORRINGTON
Name: IAN DORRINGTON
Title: Managing Director

BANK OF AMERICA, N.A.

By:	/s/ SANJAY RIJHWANI
Name: SANJAY RIJHWANI
Title: Director

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED.

By:	/s/ SANJAY RIJHWANI
Name: SANJAY RIJHWANI
Title: Director

GOLDMAN SACHS LENDING PARTNERS LLC

By:	/s/ CHARLES D. JOHNSTON
Name: CHARLES D. JOHNSTON
Title: Authorized Signatory

Citigroup Global Markets Limited

By:	/s/ PAUL SIMPKIN
Name: PAUL SIMPKIN
Title: Managing Director
Citibank NA, London Branch

By:	/s/ PAUL SIMPKIN
Name: PAUL SIMPKIN
Title: Managing Director

Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. (trading as Rabobank), London Branch

By:	/s/ GRAEME HATTIE
Name: GRAEME HATTIE
Title: Director

By:	/s/ PAUL VANNER
Name: PAUL VANNER
Title: Managing Director

Accepted and agreed to as of

the date first above written:

NXP B.V.

By:	/s/ GUIDO DIERICK	/s/ PETER KELLY
	Name: GUIDO DIERICK	PETER KELLY
	Title: CLO	CFO

Annex A

Initial Lender	Tranche B-1 Term Facility	Tranche B-2 Term Facility
CS	35.0%	35.0%
MS	13.0%	13.0%
Barclays	13.0%	13.0%
DBNY	13.0%	13.0%
Bank of America	13.0%	13.0%
GSLP	5.0%	5.0%
Citibank	5.0%	5.0%
Rabobank	3.0%	3.0%

Initial Lender	Revolving Facility (in millions)
CS	$112.0
MS	$92.0
Barclays	$92.0
DBNY	$92.0
Bank of America	$92.0
GSLP	$44.0
Citibank	$44.0
Rabobank	$32.0

Schedule I

It is agreed that (i) each reference to “Lead Arranger” or “Lead Arrangers” in the first, second and third paragraphs under the heading “Fees” in the Facilities Fee Letter is hereby replaced by “Commitment Party” or “Commitment Parties”, as applicable, (ii) the words “a portion of” in the proviso to the clause one under the heading “Market Flex” of the Facilities Fee Letter is hereby replaced with “up to 50 basis points of” and (iii) the reference to “with the OID being capped at 0.50% of the par value” in the proviso to clause one under the heading “Market Flex” of the Facilities Fee Letter is hereby deleted.